                                                                   EXHIBIT 10(J)

                                   FORM 11-K
                                 ANNUAL REPORT

                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

   (MARK ONE:)
     /X/      ANNUAL REPORT PURSUANT TO SECTION 15(D) OF THE
              SECURITIES AND EXCHANGE ACT OF 1934 (FEE REQUIRED)

              FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

     / /      TRANSACTION REPORT PURSUANT TO SECTION 15(D) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
              FOR THE TRANSITION PERIOD FROM           TO

COMMISSION FILE NUMBER: 1-4014

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                         FINA CAPITAL ACCUMULATION PLAN
        (FORMERLY NAMED THRIFT PLAN OF AMERICAN PETROFINA, INCORPORATED)
                         (SAME ADDRESS AS SHOWN BELOW)

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                                   FINA, INC.
               (FORMERLY NAMED AMERICAN PETROFINA, INCORPORATED)
                                   FINA PLAZA
                           8350 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS 75206

                         FINA CAPITAL ACCUMULATION PLAN

                FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                           DECEMBER 31, 1995 AND 1994

                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

[KPMG PEAT MARWICK LLP]

[LOGO]

                          INDEPENDENT AUDITORS' REPORT

The Plan Committee
FINA Capital Accumulation Plan:

     We have audited the accompanying statements of net assets available for plan benefits of the FINA Capital Accumulation Plan as of December 31, 1995 and 1994, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the FINA Capital Accumulation Plan as of December 31, 1995 and 1994, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets available for plan benefits and the statements of changes in net assets available for plan benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and changes in net assets available for plan benefits of each Fund. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                              /s/ KPMG PEAT MARWICK LLP


Dallas, Texas
April 4, 1996

                         FINA CAPITAL ACCUMULATION PLAN

  STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                           DECEMBER 31, 1995 AND 1994
                             (THOUSANDS OF DOLLARS)

                                                                                        FUND INFORMATION
                                                                  -------------------------------------------------------------
                                                                  FINA, INC.                    U.S. DEBT    MONEY
                                                                    COMMON     PETROFINA S.A.     INDEX      MARKET    BALANCED
                                                        TOTAL       STOCK       COMMON STOCK      FUND        FUND       FUND
                                                       --------   ----------   --------------   ---------   --------   --------
DECEMBER 31, 1995:
  Investments, at fair value:
    FINA, Inc., Class A common stock (1,530,920
      shares: cost of $48,417).......................  $ 77,311    $ 77,311       $     --      $     --    $     --   $    --
    PetroFina S.A., common stock (48,157 shares; cost
      of $12,947)....................................    14,841          --         14,841            --          --        --
    Wells Fargo Nikko U.S. Debt Index Fund (495,763
      shares; cost of $5,548)........................     6,704          --             --         6,704          --        --
    American Balanced Fund, Inc. (478,674 shares;
      cost of $6,116)................................     6,773          --             --            --          --     6,773
    American New Perspective Global Equity Mutual
      Fund (438,243 shares; cost of $6,606)..........     7,178          --             --            --          --        --
    Wells Fargo Nikko Equity Index Fund (344,150
      shares: cost of $4,727)........................     6,216          --             --            --          --        --
    Money market investments.........................     5,538         656            159            --       4,713        --
    Employee loans receivable........................     2,936          --             --            --          --        --
  Cash...............................................        (6)         (5)            (1)           --          --        --
  Contributions receivable from employees............       581         154             35            66          38        96
  Contributions receivable from employing
    companies........................................       446         328            118            --          --        --
  Accounts receivable................................       144          32              5            15           9        31
  Accrued dividend receivable........................        27           4             --            --          23        --
  Accrued interest receivable........................         1          --              1            --          --        --
                                                       --------    --------       --------      --------    --------   -------
      Plan assets....................................   128,690      78,480         15,158         6,785       4,783     6,900
  Forfeitures available for future use...............       (14)         --             --            --          --        --
                                                       --------    --------       --------      --------    --------   -------
        Net assets available for plan benefits.......  $128,676    $ 78,480       $ 15,158      $  6,785    $  4,783   $ 6,900
                                                       ========    ========       ========      ========    ========   =======
DECEMBER 31, 1994:
  Investments, at fair value:
    FINA, Inc., Class A common stock (1,429,468
      shares: cost of $43,328).......................  $ 48,870    $ 48,870       $     --      $     --    $     --   $    --
    PetroFina S.A., common stock (45,205 shares; cost
      of $12,019)....................................    13,400          --         13,400            --          --        --
    Wells Fargo Nikko U.S. Debt Index Fund (554,946
      shares; cost of $6,124)........................     6,329          --             --         6,329          --        --
    American Balanced Fund, Inc. (392,882 shares;
      cost of $4,951)................................     4,715          --             --            --          --     4,715
    American New Perspective Global Equity Mutual
      Fund (328,286 shares; cost of $4,857)..........     4,717          --             --            --          --        --
    Wells Fargo Nikko Equity Index Fund (237,222
      shares: cost of $2,982)........................     3,114          --             --            --          --        --
    Money market investments.........................     5,268         700             39            --       4,500        --
    Employee loans receivable........................     2,618          --             --            --          --        --
  Cash...............................................       (13)        (13)            --            --          --        --
  Contributions receivable from employees............       566         141             41            80          46        96
  Contributions receivable from employing
    companies........................................       444         309            135            --          --        --
  Accounts receivable................................        54         (88)             7            13           8        64
  Accrued dividend receivable........................        21          --             --            --          21        --
  Accrued interest receivable........................         3           3             --            --          --        --
                                                       --------    --------       --------      --------    --------   -------
      Plan assets....................................    90,106      49,922         13,622         6,422       4,575     4,875
  Forfeitures available for future use...............       (33)         --             --            --          --        --
                                                       --------    --------       --------      --------    --------   -------
        Net assets available for plan benefits.......  $ 90,073    $ 49,922       $ 13,622      $  6,422    $  4,575   $ 4,875
                                                       ========    ========       ========      ========    ========   =======


                                                        GLOBAL     EQUITY
                                                        EQUITY     INDEX       COMPANY     EMPLOYEE
                                                         FUND       FUND     FORFEITURES    LOANS
                                                       --------   --------   -----------   --------
DECEMBER 31, 1995:
  Investments, at fair value:
    FINA, Inc., Class A common stock (1,530,920
      shares: cost of $48,417).......................  $     --   $     --    $      --    $    --
    PetroFina S.A., common stock (48,157 shares; cost
      of $12,947)....................................        --         --           --         --
    Wells Fargo Nikko U.S. Debt Index Fund (495,763
      shares; cost of $5,548)........................        --         --           --         --
    American Balanced Fund, Inc. (478,674 shares;
      cost of $6,116)................................        --         --           --         --
    American New Perspective Global Equity Mutual
      Fund (438,243 shares; cost of $6,606)..........     7,178         --           --         --
    Wells Fargo Nikko Equity Index Fund (344,150
      shares: cost of $4,727)........................        --      6,216           --         --
    Money market investments.........................        --         --           10         --
    Employee loans receivable........................        --         --           --      2,936
  Cash...............................................        --         --           --         --
  Contributions receivable from employees............       103         89           --         --
  Contributions receivable from employing
    companies........................................        --         --           --         --
  Accounts receivable................................        25         23            4         --
  Accrued dividend receivable........................        --         --           --         --
  Accrued interest receivable........................        --         --           --         --
                                                       --------   --------    ---------    -------
      Plan assets....................................     7,306      6,328           14      2,936
  Forfeitures available for future use...............        --         --          (14)        --
                                                       --------   --------    ---------    -------
        Net assets available for plan benefits.......  $  7,306   $  6,328    $      --    $ 2,936
                                                       ========   ========    =========    =======
DECEMBER 31, 1994:
  Investments, at fair value:
    FINA, Inc., Class A common stock (1,429,468
      shares: cost of $43,328).......................  $     --   $     --    $      --    $    --
    PetroFina S.A., common stock (45,205 shares; cost
      of $12,019)....................................        --         --           --         --
    Wells Fargo Nikko U.S. Debt Index Fund (554,946
      shares; cost of $6,124)........................        --         --           --         --
    American Balanced Fund, Inc. (392,882 shares;
      cost of $4,951)................................        --         --           --         --
    American New Perspective Global Equity Mutual
      Fund (328,286 shares; cost of $4,857)..........     4,717         --           --         --
    Wells Fargo Nikko Equity Index Fund (237,222
      shares: cost of $2,982)........................        --      3,114           --         --
    Money market investments.........................        --         --           29         --
    Employee loans receivable........................        --         --           --      2,618
  Cash...............................................        --         --           --         --
  Contributions receivable from employees............        92         70           --         --
  Contributions receivable from employing
    companies........................................        --         --           --         --
  Accounts receivable................................        35         11            4         --
  Accrued dividend receivable........................        --         --           --         --
  Accrued interest receivable........................        --         --           --         --
                                                       --------   --------    ---------    -------
      Plan assets....................................     4,844      3,195           33      2,618
  Forfeitures available for future use...............        --         --          (33)        --
                                                       --------   --------    ---------    -------
        Net assets available for plan benefits.......  $  4,844   $  3,195    $      --    $ 2,618
                                                       ========   ========    =========    =======

                See accompanying notes to financial statements.

                         FINA CAPITAL ACCUMULATION PLAN

   STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND
                                  INFORMATION
                     YEARS ENDED DECEMBER 31, 1995 AND 1994
                             (THOUSANDS OF DOLLARS)

                                                                                            FUND INFORMATION
                                                                        ----------------------------------------------------------
                                                                        FINA, INC.                   U.S. DEBT   MONEY
                                                                          COMMON    PETROFINA S.A.     INDEX     MARKET   BALANCED
                                                              TOTAL       STOCK      COMMON STOCK      FUND       FUND      FUND
                                                             --------   ----------  --------------   ---------   ------   --------
YEAR ENDED DECEMBER 31, 1995:
  Contributions:
    Employees..............................................  $  7,286    $  1,878     $    475       $   899    $   508   $ 1,193
    Employing companies....................................     5,554       3,964        1,590            --         --        --
                                                             --------   ---------      -------      --------    -------   -------
                                                               12,840       5,842        2,065           899        508     1,193
                                                             --------   ---------      -------      --------    -------   -------
  Investment income:
    Dividends..............................................     4,583       3,437          499            --        279       244
    Interest...............................................       277          37            9             1          1        --
    Net appreciation in fair values of investments.........    29,169      23,966          556         1,100         --     1,145
                                                             --------   ---------      -------      --------    -------   -------
                                                               34,029      27,440        1,064         1,101        280     1,389
                                                             --------   ---------      -------      --------    -------   -------
  Transfers between funds..................................        --         534         (646)       (1,094)     (3230)      (91)
                                                             --------   ---------      -------      --------    -------   -------
  Withdrawals and expenses:
    In cash and in kind....................................     8,074       5,139          919           526        250       458
    Forfeitures............................................        36          28            8            --         --        --
    Other expenses.........................................       156          91           20            17          7         8
                                                             --------   ---------      -------      --------    -------   -------
                                                                8,266       5,258          947           543        257       466
                                                             --------   ---------      -------      --------    -------   -------
      Net increase in net assets available for plan
        benefits...........................................    38,603      28,558        1,536           363        208     2,025
  Net assets available for plan benefits:
    Beginning of year......................................    90,073      49,922       13,622         6,422      4,575     4,875
                                                             --------   ---------      -------      --------    -------   -------
    End of year............................................  $128,676    $ 78,480     $ 15,158       $ 6,785    $ 4,783   $ 6,900
                                                             ========   =========     ========      ========    =======   =======
YEAR ENDED DECEMBER 31, 1994:
  Contributions:
    Employees..............................................  $  7,329    $  1,823     $    523       $ 1,172    $   508   $ 1,304
    Employing companies....................................     5,637       3,904        1,733            --         --        --
                                                             --------    ---------     -------      --------    -------   -------
                                                               12,966       5,727        2,256         1,172        508     1,304
                                                             --------    ---------     -------      --------    -------   -------
  Investment income:
    Dividends..............................................     3,294       2,506          341            --        180       201
    Interest...............................................       222          26            7            --         --        --
    Net appreciation (depreciation) in fair values of
      investments..........................................       181        (428)         975          (233)        --      (185)
                                                             --------    ---------     -------      --------    -------   -------
                                                                3,697       2,104        1,323          (233)       180        16
                                                             --------    ---------     -------      --------    -------   -------
  Transfers between funds..................................        --        (614)         (68)       (2,286)       (72)      231
  Withdrawals and expenses:
    In cash and in kind....................................     8,853       5,636        1,141           546        587       388
    Forfeitures............................................        54          32           22            --         --        --
    Other expenses.........................................        73          36            4            19          4         3
                                                             --------    --------      -------      --------    -------   -------
                                                                8,980       5,704        1,167           565        591       391
                                                             --------    --------      -------      --------    ------    -------
    Net increase (decrease) in net assets available for
      plan benefits........................................     7,683       1,513        2,344        (1,912)        25     1,160
  Net assets available for plan
    benefits:
    Beginning of year......................................    82,390      48,409       11,278         8,334      4,550     3,715
                                                             --------    --------      -------      --------    -------   -------
    End of year............................................  $ 90,073    $ 49,922     $ 13,622       $ 6,422    $ 4,575   $ 4,875
                                                             ========    ========     ========       =======    =======   =======


                                                             GLOBAL   EQUITY
                                                             EQUITY   INDEX      COMPANY     EMPLOYEE
                                                              FUND     FUND    FORFEITURES    LOANS
                                                             ------   ------   -----------   --------
YEAR ENDED DECEMBER 31, 1995:
  Contributions:
    Employees..............................................  $ 1,310   $ 1,023   $      --   $     --
    Employing companies....................................       --        --          --
                                                             -------   -------   ---------   --------
                                                               1,310     1,023          --         --
                                                             -------   -------   ---------   --------
  Investment income:
    Dividends..............................................      124        --           --        --
    Interest...............................................        2         1           --       226
    Net appreciation in fair values of investments.........      990     1,412           --        --
                                                             -------   -------   ---------   --------
                                                               1,116     1,413           --       226
                                                             -------   -------   ---------   --------
  Transfers between funds..................................      487       968           --       166
                                                             -------   -------   ---------   --------
  Withdrawals and expenses:
    In cash and in kind....................................      442       263           --        77
    Forfeitures............................................       --        --           --        --
    Other expenses.........................................        9         8           --        (3)
                                                             -------   -------   ---------   --------
                                                                 451       271           --        74
                                                             -------   -------   ---------   --------
      Net increase in net assets available for plan
        benefits...........................................    2,462     3,133           --       318
  Net assets available for plan benefits:
    Beginning of year......................................    4,844     3,195           --     2,618
                                                             -------   -------   ---------   --------
    End of year............................................  $ 7,306   $ 6,328   $      --   $  2,936
                                                             =======   =======   =========   ========
YEAR ENDED DECEMBER 31, 1994:
  Contributions:
    Employees..............................................  $ 1,097   $   902   $      --   $     --
    Employing companies....................................       --        --          --         --
                                                             -------   -------   ---------   --------
                                                               1,097       902          --         --
                                                             -------   -------   ---------   --------
  Investment income:
    Dividends..............................................       66        --          --         --
    Interest...............................................       --        --          --        189
    Net appreciation (depreciation) in fair values of
      investments..........................................        9        43          --         --
                                                             -------   -------   ---------   --------
                                                                  75        43          --        189
                                                             -------   -------   ---------   --------
  Transfers between funds..................................    2,391       203          --        215
  Withdrawals and expenses:
    In cash and in kind....................................      271       201          --         83
    Forfeitures............................................       --        --          --         --
    Other expenses.........................................        3         4          --         --
                                                             -------   -------   ---------   --------
                                                                 274       205          --         83
                                                             -------   -------   ---------   --------
    Net increase (decrease) in net assets available for
      plan benefits........................................    3,289       943          --        321
  Net assets available for plan
    benefits:
    Beginning of year......................................    1,555     2,252          --      2,297
                                                             -------   -------   ---------    -------
    End of year............................................  $ 4,844   $ 3,195   $     --     $ 2,618
                                                             =======   =======   =========    =======

                See accompanying notes to financial statements.

                         FINA CAPITAL ACCUMULATION PLAN

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1995 AND 1994

(1)  GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a)  General

     The FINA Capital Accumulation Plan (the Plan) operates for the benefit of certain employees of FINA, Inc. (Company) and its subsidiaries and American Petrofina Holding Company, hereafter referred to as "employing companies." Employees who have completed one year of service are eligible to participate in the Plan; provided, however, that no employee may become a participant if the employee is a member of a collective bargaining unit, the recognized representative of which has not agreed to participation in the Plan by members of such unit.

     The Plan is a defined contribution plan and is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The following description of the Plan is provided for general purposes only. Participants should refer to the Plan document for more complete information.

     The Plan is administered by the Pension Committee appointed by and acting on behalf of the Board of Directors of the Company. Pursuant to the Plan's trust agreement, an independent trustee (Trustee) maintains custody of the Plan's assets. The Boston Safe Deposit and Trust Company serves as the independent trustee.

  (b)  Basis of Presentation

     The accompanying financial statements have been prepared on an accrual basis using fair values for investments. The fair values of investments are based on closing market quotations or listed redeemable values. Security transactions are recorded on a trade date basis.

  (c)  Expenses Relating to Investment Securities

     Expenses relating to the purchase or sale of investment securities are added to the cost or deducted from the proceeds, respectively.

  (d)  Expenses of Administering the Plan

     All costs and expenses incurred in administering the Plan, including the fees and expenses of the Trustee, the fees of its counsel and other administrative expenses, were the responsibility of the employing companies through June 30, 1994. Beginning July 1, 1994 all external costs and expenses incurred in administering the Plan are the responsibility of the Plan participants.

  (e)  Contributions

     Participants may elect to contribute up to 5% of their basic compensation on an after-tax basis (Thrift Contribution), up to 10% on a pre-tax basis (Deferred Compensation Contribution), or a combination of pre-tax and after-tax contributions not exceeding 10% of their basic compensation. If a participant elects to make a Deferred Compensation Contribution, the participant must enter into a basic compensation reduction agreement authorizing the employing company to make such contribution on the participant's behalf.

     For each participant, an employing company will contribute an amount equal to the lesser of the aggregate Thrift and Deferred Compensation Contributions for the pay period or 6% pre-tax of the participant's basic compensation for the pay period (Matching Contribution). Matching Contributions are reduced by participants' forfeitures.

     Thrift and Deferred Compensation Contributions are paid to the Trustee in cash and Matching Contributions are paid to the Trustee in cash or the Company's Class A common stock.

                         FINA CAPITAL ACCUMULATION PLAN

  (f)  Investment Program and Vesting

     Participants may direct the investment of their Thrift and Deferred Compensation Contributions into a money market fund, U.S. debt index fund, balanced fund, equity index fund, global equity fund, the Company's Class A common stock or PetroFina S.A. common stock; and the investment of the Matching Contributions into the Company's Class A common stock or Petrofina S.A. common stock. Participants become completely vested in contributions of the employing companies upon five years of service with the employing companies.

     A description of rights and provisions and an explanation of the treatment of withdrawals, forfeitures and other matters are contained in the Plan document.

     Participation in each investment option at December 31, 1995 and 1994 is presented below. The sum of participation by investment option is greater than the total number of Plan participants making contributions because participation is allowed in more than one investment option.

     A summary of participants by investment options follows:

                                                                           1995      1994
                                                                           -----     -----
    Company Class A common stock.........................................  2,003     2,074
    PetroFina S.A. common stock..........................................  1,065     1,131
    U.S. debt index fund.................................................    818       915
    Equity index fund....................................................    809       690
    Balanced fund........................................................    827       800
    Global equity fund...................................................    863       795
    Money market fund....................................................    638       737

  (g)  Loan Option

     A participant may borrow from his or her Participant Deferred Account an amount which, when added to the greater of the total outstanding balance of all other loans to such Participant from the Plan or the highest outstanding balance of all such loans for the one-year period ending the day before the date of the loan, does not exceed up to one-half of the first $100,000 of such participant's vested interest under the Plan, or the amount allowed under Section 72(p) of the Internal Revenue Code. Any such loan made to a participant shall be evidenced by a promissory note payable to the Trustee, shall bear a reasonable rate of interest, shall be secured by the borrowing participant's vested interest under the Plan and shall be repayable within five years; provided, however, that if such loan is to be used to acquire or construct any dwelling unit which within a reasonable time is to be used as a principal residence of the participant, the Committee may direct the Trustee to make such loan repayable over such period greater than five years. No withdrawal pursuant to any of the withdrawal provisions of the Plan may be made by a participant to whom a loan is outstanding from the Plan unless the Committee is satisfied that such loan will remain nontaxable and fully secured by the withdrawing participant's vested interest under the Plan following such withdrawal.

  (h)  Form 5500 Reconciliation

     The net assets available for plan benefits and withdrawals reported in the Plan's 1995 and 1994 Form 5500's are different from the corresponding amounts reported in the accompanying financial statements by $1,525,597 and ($613,380), respectively, as of and for the year ended December 31, 1995 and $912,217 and $665,945, respectively, as of and for the year ended December 31, 1994. These differences relate to the classification of withdrawals currently payable to participants.

                         FINA CAPITAL ACCUMULATION PLAN

  (i)  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  FEDERAL INCOME TAXES

     The Plan has obtained from the Internal Revenue Service a determination letter dated March 19, 1996 indicating that the Plan qualifies under the provision of Sections 401(a) and 401(k) of the Internal Revenue Code and, accordingly, is exempt from Federal income taxes under Section 501(a). The United States Federal income tax status of the participants with respect to their contributions to the Plan is described in information submitted to the participants and, subject to certain limitations, such contributions are tax deferred.

(3)  PLAN TERMINATION

     Although they have not expressed any intent to do so, the employing companies have the right under the Plan to discontinue their contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, participants will become 100% vested in their accounts.

                                                                      SCHEDULE 1

                         FINA CAPITAL ACCUMULATION PLAN
              ITEM 27(A) -- SCHEDULE OF ASSETS HELD FOR INVESTMENT
                               DECEMBER 31, 1995

            IDENTITY OF                       DESCRIPTION OF            NUMBER OF                       CURRENT
       MARKETABLE INVESTMENT                    INVESTMENT             SHARES/UNITS       COST           VALUE
- -----------------------------------  --------------------------------- ------------     --------        --------
                                                                                     (IN THOUSANDS)  (IN THOUSANDS)
FINA, Inc. Class A common stock....  Common Stock                        1,530,920      $ 48,417        $ 77,311
PetroFina S.A. common stock........  Common Stock                           48,157        12,947          14,841
Wells Fargo Nikko U.S. Debt Index
  Fund.............................  Commingled Trust Fund                 495,763         5,548           6,704
American Balanced Fund, Inc........  Mutual Fund                           478,674         6,116           6,773
American New Perspective Global
  Equity Mutual Fund...............  Mutual Fund                           438,243         6,606           7,178
Wells Fargo Nikko Equity Index
  Fund.............................  Commingled Trust Fund                 344,150         4,727           6,216
Northern Trust Short Term Fund.....  Commingled Trust Fund               4,713,564         4,713           4,713
TBC Inc. Pooled Employee Daily
  Liquidity Fund...................  Money Market fund                     825,300           825             825
Employee loans receivable..........  Employee loans with maturities                        2,936           2,936
                                     ranging from 1996 to 2010 and
                                     interest rates ranging from 6% to
                                     11.5%
                                                                                      ----------      ----------
                                                                                      $   92,835      $  127,497
                                                                                      ==========      ==========

                 See accompanying independent auditors' report.

                                                                      SCHEDULE 2

                         FINA CAPITAL ACCUMULATION PLAN

               ITEM 27(D) -- SCHEDULE OF REPORTABLE TRANSACTIONS
                          YEAR ENDED DECEMBER 31, 1995
                             (THOUSANDS OF DOLLARS)

                                                                                                         CURRENT VALUE
                                     NUMBER                                                               OF ASSET ON
                                       OF         PURCHASE    SELLING    LEASE     EXPENSE    COST OF     TRANSACTION     NET
      DESCRIPTION OF ASSET        TRANSACTIONS     PRICE       PRICE     RENTAL    INCURRED    ASSET         DATE         GAIN
- --------------------------------  ------------    --------    -------    ------    -------    -------    -------------    ----
PURCHASES:
  FINA, Inc. Class A common
     stock......................        95        $  6,585    $    --     $ --      $  --     $ 6,585       $ 6,585       $--
  TBC Inc. Pooled Employee Daily
     Liquidity Fund.............       182          14,991         --       --         --      14,991        14,991        --
SALES:
  FINA, Inc. Class A common
     stock......................         4              --        127       --         --          93           127        34
  TBC Inc. Pooled Employee Daily
     Liquidity Fund.............       254        $     --    $14,935     $ --      $  --     $14,935       $14,935       $--

                 See accompanying independent auditors' report.

[LOGO KPMG Peat Marwick LLP]


                        CONSENT OF INDEPENDENT AUDITORS

The Plan Committee
FINA Capital Accumulation Plan:

     We consent to incorporation by reference in the Registration Statement (No. 2-89230) on Form S-8 of FINA, Inc. of our report dated April 4, 1996, relating to the statements of net assets available for plan benefits of the FINA Capital Accumulation Plan as of December 31, 1995 and 1994, and the related statements of changes in net assets available for plan benefits for the years then ended, and the related supplemental schedules, which report appears in the December 31, 1995 annual report on Form 11-K of the FINA Capital Accumulation Plan.

                                          /s/ KPMG Peat Marwick LLP

Dallas, Texas
April 23, 1996

                                   SIGNATURES

     The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FINA CAPITAL ACCUMULATION PLAN

                                                 /s/  CULLEN M. GODFREY
                                             ---------------------------------
                                                     Cullen M. Godfrey
                                               Vice President, Secretary and
                                             General Counsel of the Registrant

Dated: April 12, 1996